Supplement Dated July 7, 2015

To

Prospectuses Dated April 27, 2015, or later

This supplement is intended for distribution with prospectuses dated April 27, 2015, or later, for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Accumulation VUL 2014	Survivorship Variable Universal Life
Corporate VUL	Majestic VULX
Protection VUL 2012	Majestic Survivorship VULX
Simplified Life	Majestic VCOLIX

Portfolio Annual Expenses

Total Operating Expenses for the portfolios listed below have been revised to reflect a lower Management Fee.

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses
Alpha Opportunities	0.95%	0.00%	0.03%	0.00%	0.98%
International Core	0.87%	0.00%	0.08%	0.00%	0.95%

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

333-141692	333-141693	333-193994	333-179571
333-148991	333-148992	333-151631	333-193995
333-151630	333-153252	333-152408	333-194818
333-152409	333-179570	333-153253	333-194819

VLI ProdSupp VL 7/2015

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